UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14A-12


                          New England Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                       N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                                       N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                                       N/A
--------------------------------------------------------------------------------
(5)  Total fee paid:
                                       N/A
--------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                      N/A
--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
                                       N/A
--------------------------------------------------------------------------------
     (3)  Filing Party:
                                       N/A
--------------------------------------------------------------------------------
     (4)  Date Filed:
                                       N/A
--------------------------------------------------------------------------------

                                  June 30, 2006



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of New England Bancshares, Inc. The meeting will be held at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, August 10, 2006 at 1:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Shatswell, MacLeod & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                         Sincerely,


                                         /s/ David J. O'Connor


                                         David J. O'Connor
                                         President and Chief Executive Officer

                          New England Bancshares, Inc.
                               855 Enfield Street
                           Enfield, Connecticut 06082
                                 (860) 253-5200

--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------


         On Thursday, August 10, 2006, New England Bancshares, Inc. (the "Company") will hold its annual meeting of stockholders at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut. The meeting will begin at 1:00 p.m., local time. At the meeting, the stockholders will consider and act on the following:

         1. The election of two directors to serve for terms of three years;

         2. The approval of the New England Bancshares, Inc. 2006 Equity Incentive Plan;

         3. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the fiscal year ending March 31, 2007; and

         4. The transaction of any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

         Only stockholders of record at the close of business on June 16, 2006 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Nancy L. Grady

                                             Nancy L. Grady
                                             Corporate Secretary


Enfield, Connecticut
June 30, 2006

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                          New England Bancshares, Inc.
                       ----------------------------------

                                 Proxy Statement

                       ----------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of New England Bancshares, Inc. (the "Company" or "New England Bancshares") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Enfield Federal Savings and Loan Association ("Enfield Federal"). The annual meeting will be held at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, August 10, 2006 at 1:00 p.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about June 30, 2006.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on June 16, 2006. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote.

         As of the close of business on June 16, 2006, there were 5,346,583 shares of Company common stock outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that a record owner of the Company's common stock who beneficially owns, either directly or indirectly, in excess of 10% of the Company's outstanding shares, is not entitled to vote the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a stockholder as of the close of business on June 16, 2006, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of both nominees, withhold votes for both nominees or withhold votes as to either nominee. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election.

         In voting to approve the New England Bancshares, Inc. 2006 Equity Incentive Plan (the "2006 Plan"), you may vote in favor of the proposal, against the proposal or abstain from voting. For purposes of Maryland law and Nasdaq requirements, the 2006 Plan requires the affirmative vote of a majority of the votes cast at the annual meeting. For this vote standard, broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting. However, for the 2006 Plan to be implemented before December 28, 2006, pursuant to Office of Thrift Supervision regulations, the 2006 Plan must receive the affirmative vote of a majority of the votes eligible to be cast at the annual meeting. For the Office of Thrift Supervision vote standard, broker non-votes and abstentions will have the same effect as a negative vote. If the 2006 Plan is approved by a majority of the votes cast but not by a majority of the votes eligible to be cast, the 2006 Plan will not be implemented until December 28, 2006.

         In voting on the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

Voting by Proxy

         The Company's Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote "FOR" each of the nominees for director, "FOR" the approval of the New England Bancshares, Inc. 2006 Equity Incentive Plan and "FOR" ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company's independent auditors for the 2007 fiscal year.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in Enfield Federal's ESOP and 401(k) Plan

         If you participate in the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that reflects all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of New England Bancshares common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions were received in the same proportion as shares for which the trustee received timely voting instructions. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of New England Bancshares common stock credited to your account in the 401(k) plan. The trustee will vote all shares of New England Bancshares common stock for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is July 31, 2006.

                              Corporate Governance

General

         The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

         The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

         As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.

The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings of the Board of Directors

         The Company conducts business through meetings of its Board of Directors and through activities of its committees. The Board of Directors generally meets quarterly and may have additional meetings as needed. During fiscal 2006, the Board of Directors held nine meetings. All of the current directors attended at least 75% of the total number of the board meetings held and committee meetings on which such directors served during fiscal 2006.

Committees of the Board of Directors

         The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.


                                               Audit           Compensation          Nominating
Director                                     Committee           Committee            Committee
----------                                 -------------     -----------------    -----------------
Lucien P. Bolduc.........................              X
Peter T. Dow.............................                                    X*                   X
William C. Leary.........................                                    X
Myron J. Marek...........................
Dorothy K. McCarty.......................
David J. O'Connor........................
Richard K. Stevens.......................              X                     X                    X*
Richard M. Tatoian.......................              X*                                         X

Number of Meetings in Fiscal 2006........              4                     1                    1


--------------------------
* Denotes Chairperson

         Audit Committee. The Audit Committee assists the Board of Directors in its oversight of the integrity of New England Bancshares' processes and systems of internal controls concerning accounting and financial reporting and in its review of compliance with applicable laws and regulations. The committee is also responsible for engaging New England Bancshares' independent auditor and its internal auditor and monitoring their conduct and independence. The Board of Directors has designated Lucien P. Bolduc as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Proposal 3 - Ratification of Independent Auditors - Audit Committee Report."

         Compensation Committee. The Compensation Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee operates under a written charter adopted by the Board of Directors.

         Nominating Committee. The Nominating Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees and in monitoring a process to assess Board effectiveness. The Nominating Committee also considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Nominating Committee Procedures." The Board of Directors has adopted a charter for the Nominating Committee, which is not available on the Company's website but that was included as an appendix to the Company's proxy statement for the 2004 annual meeting of stockholders.

         Attendance at the Annual Meeting. The Board of Directors encourages each director to attend annual meetings of stockholders. All of the directors attended the 2005 annual meeting of stockholders.

Directors' Compensation

         Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Boards of Directors during fiscal 2007.


Annual Retainer for New England Bancshares Board Service..............   $4,000

Annual Retainer for Enfield Federal Board Service.....................    4,000

Fee for Attendance at Enfield Federal Board Meetings..................      400

Fee for Attendance at Enfield Federal Committee Meetings (except
    Executive Committee)..............................................      400

Fee for Attendance at Enfield Federal Executive Committee Meeting.....      225

         Non-Employee Director Compensation. The following table sets forth the total cash compensation paid to our non-employee directors for their service on our Boards of Directors during fiscal 2006. During fiscal 2006, no restricted stock awards or stock options were granted to our non- employee directors.


Directors                                                      Cash
---------                                                      ----

Lucien P. Bolduc........................................      $11,400
Peter T. Dow............................................       14,150
William C. Leary........................................       12,900
Myron J. Marek..........................................       11,400
Dorothy K. McCarty......................................       11,200
Richard K. Stevens......................................       11,800
Richard M. Tatoian......................................       12,000

         Directors' Retirement Plan. Enfield Federal established the Enfield Federal Savings and Loan Association Director Fee Continuation Plan to provide the directors serving on the board as of the date of the plan's implementation with a retirement income supplement. The plan has six participants. Under the plan, participants are entitled to an annual benefit, as of their retirement date, of $1,000 for each full year of service as a director from June 1, 1995, plus $250 for each full year of service as a director before June 1, 1995. The maximum benefit under the plan is $6,000 per year, payable in ten annual installments. For purposes of the plan, "retirement date" is defined as the June 1st following a director's 70th birthday. Upon an eligible retired director's death, but before the ten payments have been made, Enfield Federal must pay the director's beneficiary, at its option, a discounted lump sum payment equal to the remaining payments or the remaining installment payments. If an active eligible non- employee director dies before his or her retirement date, Enfield Federal must pay the director's designated beneficiary a benefit equal to the discounted value of the ten annual installments the director would have been entitled to had he or she lived to his or her retirement date. The benefit is payable, at Enfield Federal's discretion, in a lump sum or in ten annual installments. Enfield Federal has acquired life insurance policies for each of the eligible non-employee directors as an informal source of funding for its obligations under the plan.

                                 Stock Ownership

         The following table provides information as of June 16, 2006, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                    Number of Shares     Percent of Common
Name and Address                                          Owned          Stock Outstanding
--------------------                               ------------------  ---------------------
Enfield Federal Savings and Loan Association           417,646(1)              7.8%
Employee Stock Ownership Plan
855 Enfield Street
Enfield, Connecticut 06082

---------------------------
(1) Includes 350,945 shares that have not been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.

         The following table provides information about the shares of our common stock that may be considered to be owned by each of our directors, by the executive officers named in the Summary Compensation Table and by all of our directors and executive officers as a group as of June 16, 2006. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                                    Number of Shares
                                                              Number of                That May Be
                                                               Shares                Acquired Within        Percent of
                                                                Owned                   60 Days By         Common Stock
       Name                                        (excluding options) (1)(2)(3)  Exercising Options (1)  Outstanding (4)
-------------------                                 ---------------------------   ----------------------  ---------------
Lucien P. Bolduc...............................                 9,934                      8,700                *
Peter T. Dow...................................              16,717(5)                     8,700                *
William C. Leary...............................                16,894                          -                *
Myron J. Marek.................................                13,788                      8,700                *
Dorothy K. McCarty.............................                10,349                      8,700                *
Scott D. Nogles................................                16,126                      2,842                *
David J. O'Connor..............................              53,276(6)                    50,749               1.9%
John F. Parda..................................              21,858(7)                     7,579                *
Richard K. Stevens.............................                27,858                      8,700                *
Richard M. Tatoian.............................                10,165                      8,700                *
All executive officers and directors as a group
(10 persons)...................................               196,965                    113,370               5.7%

-----------------------
* Less than 1% of shares outstanding
(1) The number of shares owned and the number of shares that may be acquired by exercising options reflects the exchange of one share of the former New England Bancshares common stock and options to purchase one share of the former New England Bancshares common stock for 2.3683 shares or options to purchase 2.3683 shares of current New England Bancshares common stock on December 28, 2005 in connection with the Company's second-step conversion.
(2) Includes unvested shares of restricted stock held in trust under the New England Bancshares, Inc. 2003 Stock- Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows:
     Messrs. Bolduc, Dow, Marek, Stevens and Tatoian and Ms. McCarty--2,317 shares; Mr. O'Connor--13,532 shares; and Mr. Parda--4,736 shares.
(3) Includes shares allocated under the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan, with respect to the individual has voting but not investment power as follows: Mr. Nogles--865 shares; Mr. O'Connor--8,660 shares; and Mr. Parda--4,506 shares.
(4) Based on 5,346,583 shares of our common stock outstanding as of June 16, 2006, plus the number of shares that each person may acquire within 60 days by exercising stock options.
(5) Includes 10,920 shares held in a trust in which Mr. Dow shares voting and investment power.
(6) Includes 703 shares held in trust in which Mr. O'Connor shares voting and investment power.
(7) Includes 464 shares held in trust in which Mr. Parda shares voting and investment power.

                       Proposal 1 -- Election of Directors

         The Company's Board of Directors currently consists of eight members. The Board is divided into three classes in equal as number as possible, each with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Lucien P. Bolduc and Myron J. Marek, each of whom is a director of the Company and Enfield Federal. Each of the directors of the Company are considered independent under the current listing standards of the Nasdaq Stock Market, except for David J. O'Connor, who is an employee of the Company and Enfield Federal.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of each of the nominees.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee's biography is as of March 31, 2006. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Enfield Federal.

                       Nominees for Election of Directors

         The nominees standing for election are:

         Lucien P. Bolduc is a certified public accountant with the accounting firm of Mercik, Kuczarski & Bolduc, LLC located in Enfield, Connecticut. Age 46. Director since 2002.

         Myron J. Marek is a retired retail jeweler. Age 73. Director since
1987.

                         Directors Continuing in Office

         The following directors have terms ending in 2007:

         David J. O'Connor has been the President and Chief Executive Officer of Enfield Federal since 1999 and of New England Bancshares since 2002. Mr. O'Connor has over 30 years of banking experience in New England. Before joining Enfield Federal, he was the Executive Vice President, Treasurer and Chief Financial Officer of The Berlin City Bank, a community bank in New Hampshire. Age 59. Director since 1999.

         Richard K. Stevens is owner and President of Leete-Stevens, Inc., a funeral home located in Enfield, Connecticut. Age 59. Director since 1995.

         Richard M. Tatoian is a self-employed attorney practicing in Enfield, Connecticut. Age 59. Director since 1995.

         The following directors have terms ending in 2008:

         Peter T. Dow is President of Dow Mechanical Corporation, a manufacturer of quality control inspection equipment, located in Enfield, Connecticut. Mr. Dow has also been a consultant with Dow Gage LLC, which provides consulting advice to manufacturing companies, since December 2005. Mr. Dow was appointed Chairman of the Board of Directors in April 2004. Age 66. Director since 1982.

         William C. Leary has been a judge for the Probate Court of Windsor Locks since 1971 and a partner with the firm of O'Malley Deneen Leary Messina and Oswecki since 1994. Mr. Leary served as the Chairman of the Board of Windsor Locks Community Bank, FSL from March 2002 until its acquisition by Enfield Federal in December 2003. Age 67. Director since 2003.

         Dorothy K. McCarty is a retired town clerk of Suffield, Connecticut. Age 75. Director since 1990.

           Proposal 2 -- Approval of the New England Bancshares, Inc.
                           2006 Equity Incentive Plan

         On June 12, 2006, the Board of Directors adopted, subject to stockholder approval at the annual meeting, the New England Bancshares, Inc. 2006 Equity Incentive Plan. The 2006 Plan will become effective: (1) immediately upon the affirmative vote of a majority of votes eligible to be cast at the annual meeting; or (2) on December 28, 2006 if the 2006 Plan is approved by the majority of the votes cast at the annual meeting.

         The Board has reserved 274,878 shares of Company common stock for issuance upon the grant or exercise of awards pursuant to the 2006 Plan. All of the Company's employees, officers and directors are eligible to participate in the 2006 Plan. A summary of the 2006 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2006 Plan, which is attached to this proxy statement as Appendix B.

Summary of the 2006 Plan

         Purpose. The purpose of the 2006 Plan is to promote the Company's success and enhance its value by linking the personal interests of its employees, officers and directors to those of the Company's stockholders, and by providing participants with an incentive for outstanding performance.

         Permissible Awards. The 2006 Plan authorizes the granting of the following:

         o options to purchase shares of Company stock, which may be non-statutory stock options or incentive stock options under the U.S. Internal Revenue Code (the "Code"); and

         o restricted stock, which is subject to restrictions on transferability and subject to forfeiture.

         Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2006 Plan is 274,878. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the 2006 Plan count against the total number of shares available under the 2006 Plan. Of the total shares available under the 2006 Plan, 196,342 may be issued in connection with the exercise of stock options and 78,536 may be issued as restricted stock.

         Administration. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will have the authority to: designate participants; determine the type(s) of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2006 Plan; and make all other decisions and determinations that may be required under the 2006 Plan. The Committee may delegate to officers of the Company responsibility for awards to officers and employees not subject to
Section 16 of the Securities Exchange Act of 1934.

         Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

         Acceleration Upon Certain Events. Unless otherwise provided in an award agreement, if a participant's service terminates by reason of death or disability, all of such participant's outstanding options and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all time-based vesting restrictions on his or her outstanding awards will lapse. The vesting of awards will also occur upon a change in control of the Company.

         Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company's common stock into a lesser number of shares, the share authorization limits under the 2006 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2006 Plan will be adjusted proportionately, and the Committee may adjust the 2006 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

         The Board of Directors may, at any time and from time to time, terminate or amend the 2006 Plan, but if an amendment to the 2006 Plan would materially increase the number of shares of stock issuable under the 2006 Plan, expand the types of awards provided under the 2006 Plan, materially expand the class of participants eligible to participate in the 2006 Plan, materially extend the term of the 2006 Plan or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements or under applicable laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2006 Plan may adversely affect any award previously granted under the 2006 Plan without the written consent of the participant.

         The Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2006 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

         As discussed above under "Termination and Amendment," outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company's stockholders. The exchange of an "underwater" option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company's stockholders.

Regulatory Restrictions

         Under the 2006 Plan, the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares reserved for each type of award. The Committee may not grant to non-employee directors, in the aggregate, options and restricted stock that would exceed 30% of the shares reserved for each type of award. Unless otherwise permitted by the Office of Thrift Supervision, all awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant; however, awards may fully vest upon the death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations of the Office of Thrift Supervision.

Certain Federal Tax Effects

         Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2006 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code
Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

         Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

         Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stockholder Approval, Effective Date of Plan and Regulatory Compliance

         The 2006 Plan will become effective: (1) immediately upon the affirmative vote of a majority of votes eligible to be cast at the annual meeting; or (2) on December 28, 2006 if the 2006 Plan is approved by the majority of the votes cast at the annual meeting.

Benefits to Named Executive Officers and Others

         Awards, if any, will be granted under the 2006 Plan only after stockholders approve the 2006 Plan. All awards under the 2006 Plan will be made at the discretion of the Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2006 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2006 Plan had been in effect.

Equity Compensation Plan Information

         The following table sets forth information about Company common stock that may be issued upon exercise of options under all of the Company's equity compensation plans as of March 31, 2006. The Company does not maintain any equity compensation plans that have not been approved by shareholders.

                               Number of securities                                 Number of securities remaining
                                to be issued upon           Weighted-average         available for future issuance
                             exercise of outstanding        exercise price of       under equity compensation plans
                              options, warrants and       outstanding options,     (excluding securities reflected in
                                      rights               warrants and rights                column (a))
      Plan category                    (a)                         (b)                            (c)
--------------------------  --------------------------  -------------------------  ---------------------------------
Equity compensation
plans approved by
security holders                               338,328                      $6.68                             86,324

Total                                          338,328                      $6.68                             86,324


         The Board of Directors recommends that you vote "FOR" approval of the New England Bancshares 2006 Equity Incentive Plan.

               Proposal 3 -- Ratification of Independent Auditors

         The Audit Committee of the Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to be the Company's auditors for the 2007 fiscal year, subject to ratification by stockholders. A representative of Shatswell, MacLeod & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Audit Committee of the Board of Directors.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors.

Audit Fees

         The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2006 and 2005 by Shatswell, MacLeod & Company,
P.C.:

                                                 2006      2005
                                               -------   -------
                Audit Fees .................   $64,500   $61,000
                Audit-Related Fees(1) ......    78,600        --
                Tax Fees(2) ................     6,200     6,100
                All other fees .............        --        --

                --------------------------
                (1) Consists of fees relating to the Company's second-step conversion.
                (2) Consists of tax filings and tax-related compliance and other advisory services.

Pre-Approval of Services by the Independent Auditor

         The Audit Committee will consider on a case-by-case basis and, if appropriate, approve all audit and non-audit services to be provided by the Company's independent auditors. Alternatively, the Audit Committee may adopt a policy for pre-approval of audit and permitted non-audit services by the Company's independent auditor.

         The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             Audit Committee Report

         The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

         In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

         In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company's independent auditors, for the fiscal year ending March 31, 2007.

    Audit Committee of the Board of Directors of New England Bancshares, Inc.

                                Lucien P. Bolduc
                               Richard K. Stevens
                               Richard M. Tatoian

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for Messrs. O'Connor, Nogles and Parda. No other executive officer of New England Bancshares received a salary and bonus of $100,000 or more during the year ended March 31, 2006.


                                                                            Long-Term
                                                                       Compensation Awards
                                                                   ----------------------------
                                                   Annual          Restricted     Securities
                                               Compensation (1)      Stock        Underlying
                                             -------------------     Awards      Options/SARs          All Other
Name and Principal Positions         Year     Salary     Bonus       ($)(2)           (#)           Compensation (3)
----------------------------      --------   ---------  --------   ----------  ----------------   -------------------
David J. O'Connor................   2006      $212,500   $50,000    $      --            --             $30,108
   President and Chief Executive    2005       202,871    33,600           --            --              28,617
   Officer                          2004       174,500    32,000           --            --              26,203

John F. Parda....................   2006      $100,000   $12,000    $      --            --             $14,553
   Senior Vice President and        2005        96,634    15,000           --         2,000(4)           13,336
   Chief Loan Officer               2004        89,914    12,000           --            --              12,777


Scott D. Nogles(5)...............   2006       $93,500   $12,000    $      --            --             $12,137
   Senior Vice President and        2005        76,962     8,000           --         3,000(4)              693
   Chief Financial Officer

--------------------------------
(1) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2) The number and value of all unvested shares of restricted stock held by each named executive officer as of March 31, 2006, is as follows, based on $10.72, the closing price of the Company's common stock on March 31, 2006:


                                             Number of              Value of
                                          Unvested Shares       Unvested Shares
                                          ---------------      ----------------

Mr. O'Connor.......................           13,532              $145,063
Mr. Parda..........................            4,736                50,770
Mr. Nogles ........................               --                    --

(3) Details of the amounts reported in the "All Other Compensation" column for 2006 are provided in the table below.

                                                          Mr.       Mr.       Mr.
Item                                                   O'Connor   Parda     Nogles
----                                                   --------  -------   -------

Employer contribution to 401(k) plan ...............   $ 6,375   $ 3,000   $ 2,735

Market value of allocations under the employee
   stock ownership plan ............................    19,825    10,739     9,252

Value of insurance premiums under endorsement method
   split-dollar life insurance arrangement .........     2,295        --        --

Value of life insurance policy .....................     1,613       814       150
                                                       -------   -------   -------

         Total .....................................   $30,108   $14,553   $12,137
                                                       =======   =======   =======

                                              (footnotes continued on next page)

(4) The number of options granted in 2005 has been adjusted to reflect the exchange of an option to purchase one share of former New England Bancshares common stock for an option to purchase 2.3683 shares of current New England Bancshares common stock on December 28, 2005 in connection with the Company's second-step conversion.
(5)      Mr. Nogles joined the Company in May 2004.

         Employment Agreements. Enfield Federal and New England Bancshares each maintain an employment agreement with Mr. O'Connor. The employment agreements are intended to ensure that New England Bancshares and Enfield Federal will be able to retain Mr. O'Connor's services. The continued success of New England Bancshares and Enfield Federal depends to a significant degree on the skills and competence of Mr. O'Connor.

         The employment agreements each provide for a three-year term. The Enfield Federal employment agreement is renewable on an annual basis following a review of Mr. O'Connor's performance by the Board of Directors. The New England Bancshares employment agreement renews daily. The employment agreements provide that Mr. O'Connor's base salary will be reviewed annually. Mr. O'Connor's current base salary is $231,000.

         In addition to the base salary, Mr. O'Connor's employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. Under the terms of both of the employment agreements, Mr. O'Connor will be entitled to receive a severance benefit if he is terminated by Enfield Federal or New England Bancshares without cause or he voluntarily terminates for reasons constituting constructive termination under the agreements. The severance benefit he would be entitled to is equal to the base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of New England Bancshares and Enfield Federal during the remaining term of the employment agreement. The employment agreements also provide for a severance benefit if Mr. O'Connor voluntarily (upon circumstances discussed in the agreement) or involuntarily terminates his employment following a change in control of New England Bancshares or Enfield Federal. The severance payment would be equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) three times the average of Mr. O'Connor's five preceding taxable years' annual compensation. In addition to a severance payment, New England Bancshares or Enfield Federal would also be required to continue and/or pay for Mr. O'Connor's life, health, dental and disability coverage for thirty-six months following his termination of employment in connection with a change in control.

         Even though both the Enfield Federal and the New England Bancshares employment agreements provide for a severance payment if a change in control occurs, Mr. O'Connor would only be entitled to receive a severance payment under one agreement. Mr. O'Connor would also be entitled to receive an additional tax indemnification payment under the New England Bancshares employment agreement if payments under the agreements or any other payments triggered liability under the Code as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

         Payments to Mr. O'Connor under the Enfield Federal employment agreement are guaranteed by New England Bancshares if payments or benefits are not paid by Enfield Federal. Payment under the New England Bancshares employment agreement will be made by New England Bancshares. The employment agreements also provide that the Enfield Federal and New England Bancshares will indemnify Mr. O'Connor to the fullest extent legally allowable.

         The employment agreements restrict Mr. O'Connor from competing against New England Bancshares or Enfield Federal for a period of one year from the date of termination of the agreement if Mr. O'Connor is terminated without cause, except if such termination occurs after a change in control.

         Change in Control Agreements. Enfield Federal currently maintains a two-year change in control agreement with each of Messrs. Parda and Nogles. Each agreement is renewable annually. Each agreement provides that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or Enfield Federal, the executive would be entitled to receive a severance payment equal to 2.99 times his "base amount," as defined under the Internal Revenue Code. Enfield Federal would also continue and/or pay for life, health and disability coverage for twenty-four months following termination. Payments to the executive under each agreement will be paid by the Company if payments (or other benefits) are not paid by Enfield Federal.

         Supplemental Executive Retirement Plans. Enfield Federal maintains the Executive Supplemental Retirement Plan, as amended and restated, to provide Mr. O'Connor with, upon his attainment of age 65, an annual retirement benefit of $172,796 payable in equal monthly installments over a period equal to the later of: (1) 20 years following Mr. O'Connor's retirement or termination of employment for reason other than cause; or (2) Mr. O'Connor's lifetime. If Mr. O'Connor voluntarily terminates his employment with Enfield Federal, Mr. O'Connor will be entitled to receive at age 65 the balance of his accrued benefit under the plan. If Mr. O'Connor is discharged form Enfield Federal for reasons other than cause, he will be entitled to his annual benefit upon the attainment of age 65. If Mr. O'Connor dies before the completion of benefit payments under the plan, his beneficiary will receive the remaining installments due from the plan. If a change in control occurs (as defined in the plan), followed by Mr. O'Connor's voluntary or involuntary termination of employment with Enfield Federal, Mr. O'Connor will receive a lump sum payment equal to the actuarial equivalent of the benefit he would have received at age 65. The lump sum payment will be made within 30 days following Mr. O'Connor's termination of employment in connection with a change in control.

         Enfield Federal has established a rabbi trust to hold the insurance policies purchased to satisfy the obligations of Enfield Federal with respect to the Executive Supplemental Retirement Plan. Until the plan benefits are paid to Mr. O'Connor, creditors may make claims against the trust's assets if Enfield Federal becomes insolvent. As of March 31, 2006, Enfield Federal had accrued $519,000 for its liabilities under the plan.

         In addition to the Executive Supplemental Retirement Plan, Enfield Federal maintains the Enfield Federal Savings and Loan Association Supplemental Executive Retirement Plan. This plan provides restorative payments to designated executives who are prevented from receiving the full benefits under the ESOP or the full matching contribution under the 401(k) Plan due to the legal limitations imposed on tax-qualified plans. The Board of Directors of Enfield Federal has designated Mr. O'Connor to participate in the plan. In addition to providing for benefits lost under the ESOP and the 401(k) Plan, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the supplemental executive retirement plan will provide the participant with a benefit equal to what the participant would have received under the ESOP had he or she remained employed throughout the term of the ESOP loan, less the benefits actually provided.

         Split-Dollar Life Insurance. In August 1999, Enfield Federal established a split-dollar life insurance arrangement to provide Mr. O'Connor with a death benefit. Under the terms of the arrangement, title and ownership of the life insurance policy resides with Enfield Federal and Enfield Federal pays all of the insurance premiums. Upon Mr. O'Connor's death, his beneficiaries will be entitled to 25% of the total proceeds, less the cash value of the policy. Enfield Federal will be entitled to the remaining life insurance proceeds. Enfield Federal will be entitled at all times to the cash surrender value of the life insurance policy.

Fiscal Year-End Option Values

         No stock options were exercised by Messrs. O'Connor, Parda or Nogles during the fiscal year ended March 31, 2006. The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by Messrs. O'Connor, Parda and Nogles as of March 31, 2006.


                                          Number of Securities Underlying           Value of Unexercised In-the-
                                           Unexercised Options at Fiscal              Money Options at Fiscal
                                                  Year-End(#) (1)                        Year-End($)(1) (2)
                                     -----------------------------------------   ----------------------------------
               Name                     Exercisable           Unexercisable       Exercisable       Unexercisable
----------------------------------   ------------------    -------------------   --------------   -----------------
David J. O'Connor.................               50,749                 33,832         $219,235       $146,154
John F. Parda.....................                6,632                  7,577           26,972         26,027
Scott D. Nogles...................                1,421                  5,683            3,624         14,492

(1) The number of options reflect the exchange of an option to purchase one share of former New England Bancshares common stock for an option to purchase 2.3683 shares of current New England Bancshares common stock on December 28, 2005 in connection with the Company's second-step conversion. A corresponding adjustment was also made to each option's exercise price.
(2) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2006, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2006, except for one late report filed by Mr. Leary regarding three separate purchase transactions, one late report filed by each of Messrs. Bolduc and Stevens regarding one purchase transaction and one late report filed by each of Karen W. Gaudreau, John J. Lee and Susan Warner, who are each directors of Enfield Federal, regarding one purchase transaction.

                          Transactions with Management

         The Sarbanes-Oxley Act generally prohibits loans by Enfield Federal to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Enfield Federal to its executive officers and directors in compliance with federal banking regulations. Federal banking regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Enfield Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of Enfield Federal's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

                         Nominating Committee Procedures

General

         It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee's resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

         To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

         1.       The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

         5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

         The process that the Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

         Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by Enfield Federal. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not previously used an independent search firm to identify nominees.

         Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Nominating Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Qualifications

         The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's Bylaws, which include an age limitation requirement and a requirement that the candidate not have been subject to certain criminal and regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

         If the candidate is deemed eligible for election to the Board of Directors, the Nominating Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

         o contributes to the range of talent, skill and expertise appropriate for the Board;
         o financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to understand financial statements;
         o familiarity with the Company's market area and participation and ties to local businesses and local civic, charitable and religious organizations;
         o        personal and professional integrity, honesty and reputation;
         o the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
         o the ability to devote sufficient time and energy to the performance of his or her duties;
         o independence under applicable Securities and Exchange Commission and listing definitions; and
         o        current equity holdings in the Company.

The Committee will also consider any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

          Submission of Business Proposals and Stockholder Nominations

         The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than March 2, 2007. If next year's annual meeting is held on a date more than 30 calendar days from August 10, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

                           Stockholder Communications

         The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to New England Bancshares, Inc., 855 Enfield Street, Enfield, Connecticut 06082. Communications to the Board of Directors or to individual directors should be in the care of Nancy L. Grady, Corporate Secretary. Communications regarding financial or accounting policies should be sent to the Chair of the Audit Committee. All other communications should be sent to the Chair of the Nominating Committee.

                                  Miscellaneous

         The Company will pay the cost of this proxy solicitation. Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will be paid a fee of $6,500 plus out-of-pocket expenses to assist the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

         A copy of the Company's Form 10-KSB (without exhibits) for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on June 16, 2006 upon written request to Nancy L. Grady, Corporate Secretary, New England Bancshares, Inc., 855 Enfield Street, Enfield, Connecticut 06082.

         If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Nancy L. Grady


                                    Nancy L. Grady
                                    Corporate Secretary

Enfield, Connecticut
June 30, 2006

                                                                      Appendix A

                          New England Bancshares, Inc.
                             Audit Committee Charter


I.       Purpose

         The role of the Audit Committee of New England Bancshares, Inc. (the "Company") is to review: the quality and integrity of the Company's auditing, accounting and financial reporting processes; the Company's compliance with legal and regulatory requirements; the independent accountants qualifications and independence; the internal and external audit functions; and the system of internal controls. Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. In addition, the Committee will strive to provide an open avenue of communication among the independent accountants, management, the internal auditor and the Board of Directors. The Committee will primarily fulfill these responsibilities by carrying out the activities outlined in Section IV. of this Charter.

II.      Composition

         The Committee shall be comprised of at least three directors as determined by the Board of Directors, each of whom shall be independent as defined by applicable Nasdaq Listing Standards and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. A Committee member will not be considered independent if he or she accepts any consulting, advisory or other compensatory fee from the Company or Enfield Federal Savings and Loan Association ("Enfield Federal") or is affiliated with the Company or Enfield Federal or any of their subsidiaries except in his or her capacity as a member of the Board of Directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements. Additionally, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, the Committee shall endeavor to have one member of the Committee who qualifies as an "audit committee financial expert," as defined in applicable Securities and Exchange Commission regulations.

         The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III.     Meetings

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance.

IV.      Responsibilities and Duties

         To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter as conditions dictate, but not less than annually.
2. Review the regular internal reports to management prepared by the internal auditor and management's response.
3. Review the Company's audited annual financial statements and the independent accountants' report rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles.
4. Review with management and the independent accountants all interim financial reports.
5. Generally discuss earnings press releases and financial information as well as any earnings guidance provided.

Independent Accountants and Internal Auditor
--------------------------------------------

6. Select the independent accountants, considering independence and effectiveness, and be ultimately responsible for their compensation and oversight (including resolution of disagreements between management and the accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee. The Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor's professional judgement, may reasonably be thought to bear on the ability to perform the audit independently and objectively.
7. Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.
8. Ensure the rotation of the lead audit partner having primary responsibility for the audit as required by law.
9. Set clear policies for hiring employees or former employees of the independent accountants.
10. Review qualifications and performance of the internal auditor. The Committee should also review and concur in the appointment, replacement or dismissal of the internal auditor.
11. Approve, in advance, all permissible non-audit services to be completed by the independent accountants. Such approval process will ensure that the independent accountant does not provide any non-audit services to the Company that are prohibited by law or regulation.
12. Review with the independent accountant and the internal auditor the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of resources.
13. Obtain and review, at least annually, a report by the independent accountants describing (A) the auditor's internal quality control procedures, (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues.

Financial Reporting Process
---------------------------

14. In consultation with the independent accountants and the internal auditor, review the integrity of the organization's financial reporting processes, both internal and external.

15. Ensure that the independent accountant discusses with the Committee their judgements about the quality, not just the acceptability, of the Company's accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.
16. Review and consider recommendations to the Company's auditing, financial and accounting principles and practices and internal controls as suggested by the independent accountants, management or the internal auditor and monitor the implementation of such recommendations.
17. Prepare a report for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations.

Process Improvement
-------------------

18. Review any significant difficulties, risk or exposures encountered during the course of an audit by the independent accountants or the internal auditor. From these discussions, assess and report to the Board regarding how the findings should be addressed.
19. Periodically consult with each of the internal auditor and the independent accountant out of the presence of management about accounting procedures, internal controls and the fullness and accuracy of the organization's financial statements.
20. Have in place procedures for (A) receiving complaints regarding accounting, internal accounting controls or auditing matters and (B) the confidential submission by employees of concerns regarding questionable accounting.
21. Report regularly to the Board of Directors on issues relating to the quality or integrity of the Company's financial statements and financial reporting, the Company's compliance with legal and regulatory requirements and the performance of the independent accountants and the internal auditor.

Ethical and Legal Compliance
----------------------------

22. Review all legal and regulatory compliance matters that could have a material impact on the Company's financial statements.
23.      Review and approve all related-party transactions.
24. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Committee shall be provided appropriate funding as determined by the Committee for payment to accountants and advisors.
25.      Have prepared and update periodically a Code of Ethics and Business
         Conduct. 0
26. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

                                                                      APPENDIX B

                          New England Bancshares, Inc.
                           2006 Equity Incentive Plan

                                    Article 1
                                     Purpose

         The purpose of the New England Bancshares, Inc. 2006 Equity Incentive Plan (the "Plan") is to promote the success and enhance the value of New England Bancshares, Inc. (the "Company"), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

                                    Article 2
                                   Definitions

         When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

         "Affiliate" means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

         "Award" means any Option or Restricted Stock Award granted to a Participant under the Plan.

         "Award Agreement" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

         "Board of Directors" means the Board of Directors of the Company.

         "Change in Control" means the occurrence of any one of the following events:

         (1)      Merger: The Company merges into or consolidates with another
                  ------
                  corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation.

         (2)      Acquisition of Significant Share Ownership: A report on
                  ------------------------------------------
                  Schedule 13D or another form or schedule (other than Schedule
                  13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company's voting securities, but this clause
                  (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

         (3)      Change in Board Composition: During any period of two
                  ---------------------------
                  consecutive years, individuals who constitute the Company's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

         (4)      Sale of Assets: The Company sells to a third party all or
                  --------------
                  substantially all of its assets.

         "Change in Control Price" means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the committee of the Board of Directors described in
Article 4 of the Plan.

         "Company" means New England Bancshares, Inc. or any successor corporation.

         "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor or performance of services in an emeritus, advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.

         "Covered Employee" means a covered employee as defined in Section 162(m)(3) of the Code.

         "Disability" means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

         "Effective Date" has the meaning assigned such term in Section 3.1 of the Plan.

         "Eligible Participant" means an employee, officer or director (including emeritus or advisory director) of the Company or any Affiliate.

         "Exchange" means any national securities exchange or automated quotation system on which the Stock may from time to time be listed or traded.

         "Fair Market Value" on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

         "Grant Date" means the date an Award is made by the Committee.

         "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

         "Non-Employee Director" means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

         "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

         "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

         "Parent or Subsidiary" means a "parent" or "subsidiary" as such terms are defined in Sections 424(e) and (f) of the Code.

          "Participant" means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

         "Plan" means the New England Bancshares, Inc. 2006 Equity Incentive Plan, as amended from time to time.

         "Restricted Stock Award" means Stock granted to a Participant under
Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

         "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

         "Stock" means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to
Article 10 of the Plan.

         "1933 Act" means the Securities Act of 1933, as amended from time to time.

         "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    Article 3
                             Effective Term of Plan

         3.1      EFFECTIVE DATE. The Plan shall be effective:

                  (1) immediately upon the affirmative vote of a majority of votes eligible to be cast at the Company's 2006 annual meeting; or

                  (2) on December 28, 2006, if the 2006 Plan is approved by the majority of the votes cast at the annual meeting.

         3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

                                    Article 4
                                 Administration

         4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

         4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

         (a)      Grant Awards;

         (b)      Designate Participants;

         (c) Determine the type or types of Awards to be granted to each Participant;

         (d) Determine the number of Awards to be granted an the number of Shares to which an Award will relate;

         (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

         (f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

         (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (h) Decide all other matters that must be determined in connection with an Award;

         (i) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

         (j) Make all other decisions and determinations tha may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

         (k)      Amend the Plan or any Award Agreement as provided herein.

         Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee's authority under subsections (a) through
(h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

         4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                                    Article 5
                           Shares Subject to the Plan

         5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 274,878.

         5.2      SHARE COUNTING.

         (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

         (b) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

         (c) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

         5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased in the open market.

         5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 196,342 and the maximum number of Shares that may be delivered pursuant to Awards of Restricted Stock under the Plan is 78,536. The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 49,085.


                                    Article 6
                                   Eligibility

         Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

                                    Article 7
                                  Stock Options

         7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

         (a) Exercise Price. The exercise price of an Option shall not be less than the Fair Market
                  Value as of the Grant Date.

         (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

         (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including "cashless exercise" arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

         (d) Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

         7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

         (a) Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

                  (1)      The expiration date set forth in the Award Agreement.

                  (2)      The tenth anniversary of the Grant Date.

                  (3) Three months after termination of the Participant's Continuous Status as a Participant for any reason other than the Participant's Disability or death.

                  (4) One year after the termination of the Participant's Continuous Status as a Participant by reason of the Participant's Disability.

                  (5) One year after the Participant's death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant's termination of employment. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with
                  Section 9.4 of the Plan.

         (b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

         (c) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

         (d) Expiration of Authority to Grant Incentive StocK Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date, or the termination of the Plan, if earlier.

         (e) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

         (f) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

                                    Article 8
                                Restricted Stock

         8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Agreement setting forth the terms, conditions and restrictions applicable to the Award.

         8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

         8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited;

provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or Disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

             "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the New England Bancshares, Inc. 2006 Equity Incentive Plan and Award Agreement entered into between the registered owner of such shares and New England Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of New England Bancshares, Inc."

         Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

         8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

         8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

                                    Article 9
                     General Provisions Applicable to Awards

         9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

         9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

         9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the

Company or an Affiliate, or shall be subject to any lien, obligation or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

         9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop- transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

         9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant's death or Disability during his or her Continuous Status as a Participant, all of such Participant's outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant's outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

         9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

                                   Article 10
                 Change in Capital Structure; Change in Control

         10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

         10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of
Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

         (a) Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant's employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

         (b) Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

         (c) The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

         10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an "Alternative Award") by any successor as described in Section 12.16 of the Plan; provided that any such Alternative Award must:

         (a) Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

         (b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

         (c) Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

         (d) Have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

                                   Article 11
                     Amendment, Modification and Termination

         11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

         11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

         (a) Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

         (b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

         (c) Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

         (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

                                   Article 12
                               General Provisions

         12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

         12.2 NO STOCKHOLDER RIGHTS. Except as otherwise provided in this Plan or an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

         12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

         12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

         12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

         12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

         12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

         12.11    GOVERNMENT AND OTHER REGULATIONS.

         (a) Notwithstanding any other provision of the Plan no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold or
                  (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

         (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

         (c) Notwithstanding any other provision contained i the Plan, this Plan shall comply with the requirements of 12 C.F.R. Section 563b.500.

         12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Maryland.

         12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

         12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

         12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

                                 REVOCABLE PROXY
                          NEW ENGLAND BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 10, 2006
                              1:00 p.m., Local Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of New England Bancshares, Inc. (the "Company"), consisting of Lucien P. Bolduc, Peter
T. Dow, William C. Leary, Myron J. Marek, Dorothy K. McCarty, David J. O'Connor, Richard K. Stevens and Richard M. Tatoian, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on August 10, 2006 at 1:00 p.m., local time, at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

         Lucien P. Bolduc and Myron J. Marek

                                                                 FOR ALL
                   FOR                  WITHHOLD                 EXCEPT
                   ---                  --------                 ------

                   |_|                    |_|                      |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.       The approval of the New England Bancshares, Inc. 2006 Equity Incentive
         Plan.

                   FOR                 AGAINST                  ABSTAIN
                   ---                 -------                  -------

                   |_|                   |_|                      |_|

--------------------------------------------------------------------------------


3. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2007.

                   FOR                 AGAINST                  ABSTAIN
                   ---                 -------                  -------

                   |_|                   |_|                      |_|

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated:
      ----------------------------------      ----------------------------------
                                              SIGNATURE OF STOCKHOLDER



                                              ----------------------------------
                                              SIGNATURE OF CO-HOLDER (IF ANY)

         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 30, 2006 and an Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                    [New England Bancshares, Inc. Letterhead]


Dear ESOP Participant:

         On behalf of the Board of Directors of New England Bancshares, Inc. (the "Company"), I am forwarding you the attached vote authorization form to convey your voting instructions to First Bankers Trust Services, Inc. (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of New England Bancshares, Inc. to be held on August 10, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company's Annual Report to Stockholders.

         As a participant in the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of June 16, 2006. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by July 31, 2006. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

         To direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than July 31, 2006. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Enfield Federal Savings and Loan Association.

                                          Sincerely,

                                          /s/ David J. O'Connor

                                          David J. O'Connor
                                          President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

         I understand that First Bankers Trust Services, Inc. is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock allocated to me under the Enfield Federal Savings and Loan Association Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 10, 2006.

         Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

         Lucien P. Bolduc and Myron J. Marek

                                                                 FOR ALL
                   FOR                  WITHHOLD                 EXCEPT
                   ---                  --------                 ------

                   |_|                    |_|                      |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.       The approval of the New England Bancshares, Inc. 2006 Equity Incentive
         Plan.

                   FOR                 AGAINST                  ABSTAIN
                   ---                 -------                  -------

                   |_|                   |_|                      |_|

--------------------------------------------------------------------------------


3. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2007.

                   FOR                 AGAINST                  ABSTAIN
                   ---                 -------                  -------

                   |_|                   |_|                      |_|

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

         The Trustee is hereby authorized to vote any shares allocated to me as indicated above.


---------------------------------          -------------------------------------
            Date                                         Signature

Please date, sign and return this form in the enclosed envelope no later than July 31, 2006.

                    [New England Bancshares, Inc. Letterhead]


Dear 401(k) Participant:

         On behalf of the Board of Directors of New England Bancshares, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided to convey your voting instructions to Bank of New York (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of New England Bancshares, Inc. to be held on August 10, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company's Annual Report to Stockholders.

         As a holder of Company common stock under Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you are entitled to direct the Trustee how to vote the shares of Company common stock credited to your account as of June 16, 2006. The Trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions received from other 401(k) participants.

         Please complete, sign and return the attached vote authorization form and return it in the enclosed postage-paid envelope provided by Muldoon Murphy & Aguggia LLP no later than July 31, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Enfield Federal Savings and Loan Association.

                                         Sincerely,

                                         /s/ David J. O'Connor

                                         David J. O'Connor
                                         President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

         I understand that Bank of New York is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock credited to me under the Enfield Federal Savings and Loan Association Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"). Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 10, 2006.

         Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

         Lucien P. Bolduc and Myron J. Marek

                                                                 FOR ALL
                   FOR                  WITHHOLD                 EXCEPT
                   ---                  --------                 ------

                   |_|                    |_|                      |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.       The approval of the New England Bancshares, Inc. 2006 Equity Incentive
         Plan.

                   FOR                 AGAINST                  ABSTAIN
                   ---                 -------                  -------

                   |_|                   |_|                      |_|

--------------------------------------------------------------------------------


3. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2007.

                   FOR                 AGAINST                  ABSTAIN
                   ---                 -------                  -------

                   |_|                   |_|                      |_|

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED d
                                  PROPOSALS.

         The Trustee is hereby authorized to vote the shares of Company common stock credited to my account in the 401(k) Plan in its trust capacity as indicated above.


---------------------------------          -------------------------------------
             Date                                         Signature

Please date, sign and return this form in the enclosed envelope no later than July 31, 2006.